UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 18, 2011


                                 IMAGING3, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                   ------------------------------------------
                 (State or other jurisdiction of incorporation)


           000-50099                                   95-4451059
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930

NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 8.   OTHER EVENTS.....................................................1

                        Item 8.01 Other Events................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................2

SECTION 8. OTHER EVENTS
-----------------------

         Item 8.01.   Other Events.

         On October 28, 2010, the Company received a letter from the United States Food and Drug Administration (the "FDA"), responding to the Company's application to the FDA for clearance of its 3D medical imaging technology and device. In its application to the FDA under Section 510(k) of the applicable federal legislation, the Company states that its medical device is substantially equivalent to devices marketed in interstate commerce prior to May 28, 1976 and therefore should be approved for commercial sale and use as a Class II device, without the necessity for clinical trials. The FDA responded by rejecting the Company's position that its medical device is substantially equivalent to such prior devices. The Company disagrees with the FDA's position and plans to re-file its application with additional information supporting the Company's application for clearance.

         Upon receipt of the deficiency letter from the FDA denying its application to market its Dominion DViS product in the United States, the Company hired the law firm McDermott Will & Emery, a Washington D.C. law firm with expertise in FDA filings and their resolution. Since the process has taken longer than management anticipated, management felt it prudent to engage outside consultants with sufficient experience to assist the Company in the process. Upon review and discussion of its FDA application and response letters with the consultants, the Company's management feels confident in their ability to assist the Company with the preparation and follow-up of the re-filing of its 510(k) application. The consultants expressed the view that each deficiency cited by the FDA in its letter could be resolved and that FDA approval was achievable, although not guaranteed.

         In summary, the deficiencies cited by the FDA in its most recent letter to us include (i) the inadequacy of the comparative clinical images that we submitted from other existing predicate devices in the market, some of which we obtained from websites rather than directly from the devices because the websites gave us a broader selection of images (we will submit original images),
(ii) we did not provide our own Dicon image viewer that the FDA could use to better view our submitted images (we will supply our own Dicom image viewer),
(iii) the format of our hazard and software analysis was not acceptable (we will reformat our submission), (iv) our discussion of vibration issues was not adequate (we will supplement our discussion of this issue and believe our design mitigates it), (v) the explanation of our solution to overheating was not adequate (we will expand our discussion of this issue and feel our design solves
it), (vi) our description of predicate CT scanners needs to be more detailed (we will add more detail in our re-filing), (vii) the explanation for the speed of the acquisition of information by our device exceeding the published specifications of the off-the-shelf detector we use is not sufficiently justified (we believe that we can explain and justify our claim), (viii) our technical user manual needs to be re-written in certain areas (we will do so), and (ix) we need to supplement and strengthen our argument in favor of the fact that there are predicate devices already on the market, justifying approval by the FDA of our device as a Class II device.

         In light of the nature of the FDA 510(k) process and the Company's right to continually re-file its application after denial, the Company has an opportunity to succeed with an approved application. The Company may also hire and has been in discussions with several technical writing consultants to further assist and expedite the application process, improve the quality of the re-submission, and improve the chances of receiving approval of the application. Management estimates the cost of these consultants to be between $50,000 to $100,000, depending upon whether approval is achieved on the initial submission or if further information is requested by the FDA. Although this is a significant expense, it is imperative that the Company eventually achieve approval for this device from the FDA to enable the Company to achieve its long term business goals.

         While we remain confident of eventually achieving FDA approval of the Company's medical device as a Class II device, there is no assurance that such approval will be obtained or that the Company may not ultimately be required to file it under Class III where clinical trials would be required.

         In the absence of FDA approval for our medical device, the Company currently does not and cannot rely upon it as a future source of sales and revenue. The Company is subject to the uncertainty of not knowing whether or when its proprietary medical device will be approved and can be sold. Under those circumstances, management believes that the Company will continue its current trend of incurring operating losses, possibly requiring it to raise additional capital or financing from outside sources. There is no assurance that the Company will be able to raise sufficient capital or financing to maintain its business while it is incurring operating losses, and there is no assurance that the Company will become profitable if its proprietary medical device is approved by the FDA.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
----------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                     --------------------------------------
                                  (Registrant)

Date:  January 18, 2011


                               /s/ Dean Janes, Chief Executive Officer
                               ---------------------------------------
                               Dean Janes, Chief Executive Officer


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